                                                                    EXHIBIT 99.1

--------------------------------------------------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
--------------------------------------------------------------------------------

In re:
                                        DEBTOR IN POSSESSION INTERIM STATEMENT
OUTSOURCE INTERNATIONAL, INC.
                                        Statement Number: 7
                           Debtor.
                                        For the Period FROM: December 31, 2001
Chapter 11 Case No.: LA 01-28173-BB                      TO: January 27, 2002

         Annexed hereto is Interim Statement Number 7 for the above-indicated chapter 11 debtor ("Debtor").

         At the Initial Debtor Interview held by the Office of the United States Trustee ("OUST"), on June 27, 2001, Debtor apprised the OUST that its books and records are maintained on a consolidated basis with the other six affiliated debtor entities which comprise the related filing entities. Therefore, and by agreement made with the Office of the United States Trustee, amounts reflected on the annexed Interim Statement represent consolidated cash receipts and disbursements for all of the bank accounts of the Debtor and its chapter 11 debtor affiliates ("Debtors"). Additionally, the amounts reflected on the six affiliated debtor entities represent, by type and amount, the allocable portion of the Debtor's receipts and disbursements for the reporting period. The allocable portion was calculated by multiplying the Debtors' aggregate cash receipts or disbursements by the ratio of this Debtor's net revenues divided by the aggregate net revenues for all the Debtors. Since Outsource International, Inc. has no operations of its own and is solely a holding company, the consolidated receipts and disbursements, for all six affiliated debtor entities are reflected on the Interim Statement filed concurrently herewith by Outsource International, Inc., Case No. LA 01- 28173-BB.

         Also, the disbursement amounts reflected on the annexed Interim Statement reflect only the checks issued by the Debtors, which cleared the banks during the reporting period, whereas the check registers reflect all checks issued by the Debtors during the reporting period. Outstanding checks represent the difference between the check registers and the disbursement totals reflected in the Interim Statement.

--------------------------------------------------------------------------------
                      OFFICE OF THE UNITED STATES TRUSTEE
--------------------------------------------------------------------------------

IN RE  OUTSOURCE INTERNATIONAL, INC     DEBTOR IN POSSESSION INTERIM STATEMENT

                                        STATEMENT NO.   7

CHAPTER 11 CASE NO.  LA 01-28173 BB     FOR THE PERIOD FROM: 12/31/2001
                                                         TO:  1/27/2002

CASH ACTIVITY ANALYSIS (Cash Basis Only)

A. Total Receipts per all Prior Interim Statements               $123,873,131
B. Less Total Disbursements per all Prior Statements             $121,408,659
                                                                 ------------
C. Beginning Balance (A less B)                                  $  2,464,472
D. Receipts during Current Period
   Opening Cash Balance Per Bank                                 $        100
   Plus: Available LockBox Receipts                              $ 14,865,181
   Plus: Non A/R Cash Receipts                                   $      7,636
                                                                 ------------
E. Total Cash Available                                          $ 17,337,389
                                                                 ------------

F. Cash Disbursements/(Voids)
   Advertising (newspaper recruiting)                                  12,888
   Auto Maintenance                                                        --
   Bank Fees                                                            1,941
   Bankruptcy Expenses                                                 44,500
   BOA - Committee Accountant Acct                                      5,000
   BOA - Attn. Fees Creditor Acct                                      30,000
   BOA - Attn. Fees Debtor Acct                                        16,875
   Benefits (insurance)                                               155,259
   Board of Directors                                                      --
   Business License                                                       543
   Capital Expense                                                      5,265
   Capital Leases                                                      78,020
   CIT - Adequate Protection Payment                                  174,158
   Core Payroll                                                     1,572,360
   CitiBank Credit Card Payment                                            --
   CSF Payroll & Payroll Tax                                          132,591
   Deposits - Various Vendors                                              --
   Dues/ Subscriptions                                                     --
   Education                                                            1,604
   Equipment                                                               --
   Expense Reports                                                     98,906
   Flex Spending Acct                                                   2,955
   FTB ACH Account                                                         --
   Garnishments                                                        23,226
   Insurance                                                           13,133
   IT                                                                   2,833
   Cash Collateral for Letter of Credit                                    --
   Labor Supplies                                                      10,555
   Maintenance                                                         14,610
   Misc Vendor Prepaid                                                     --
   Misc Expenses                                                      133,084
   Mortgage                                                                --
   Office Supplies COD                                                 53,929
   Operating Leases                                                    70,444
   Outside Labor                                                           --
   Payroll Taxes                                                           --
   Postage                                                             23,251
   Prof. Fees                                                         476,314
   Recruiting                                                              --
   Refund                                                                  --
   Rent Deposit                                                         1,100
   Rent                                                               227,643
   Retention Account                                                       --
   Taxes (NonPayroll)                                                   8,781
   Service Payroll (Including Taxes)                                7,179,724
   Telephone                                                          108,565
   Third Party Billing (Staffing)                                          --
   Transportation                                                      56,305
   Travel Advance                                                          --
   Unemployment Taxes                                                      --
   Utilities                                                           23,691
   Utility Deposits                                                        --
   Workmans Comp                                                      950,687
                                                                 ------------
   Total Disbursements                                             11,710,739
                                                                 ------------

Closing Available Balance                                           5,626,650

Outstanding A/P Checks                                           $    346,930
                                                                 ------------
Ending Bank Balance                                              $  5,973,580

Unavailable LockBox Receipts                                          572,415
                                                                 ------------
Total Cash                                                          6,545,995
                                                                 ============

I, Carolyn Noonan, authorized signatory, declare under penalty of perjury that the information contained in the above Debtor In Possession Interim Statement is True and complete to the best of my knowledge.

Dated:    February 20, 2002             /s/ Carolyn H. Noonan
          -----------------             -----------------------------------
                                               Debtor in Possesssion

                                                                        ------------------------------------------------------------
                                                                                    OFFICE OF THE UNITED STATES TRUSTEE
                                                                        ------------------------------------------------------------
---------------------------------------------
IN RE OUTSOURCE INTERNATIONAL, INC                                                DEBTOR IN POSSESSION INTERIM STATEMENT
      ----------------------------
                                                                                         STATEMENT NO.       7
                                                                                              FROM: 12/31/01            PAGE 1 OF 6
                                                                                                TO: 1/27/02
CHAPTER 11 CASE NO. LA 01-28173-BB
---------------------------------------------
                                                                        ------------------------------------------------------------
                                                                              (NEW)             (NEW)                   (NEW)
                                                                        Medical Insurance
                                                              H(a)          Funding          Accounts Payable   Attorney Debtor Fees
                                                              H(a)       Bank of America    Bank of America        Bank of America
                                                              H(a)         1233436147         1233736075             1233004407
                                                              H(a)         Concord, CA        Concord, CA            Concord, CA
                                                                        ------------------------------------------------------------
        CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001                           $        --         $        --         $        --
    A.1 Plus Total Receipts per all Prior Interim Statements                $        --         $        --         $        --
     B. Less Total Disbursements per all Prior Statements                   $  (368,264)        $        --         $        --
    B.1  Plus/(Minus) Transfer (to)/from interbank account (net)
           All prior Statements                                             $   374,915         $ 1,092,406         $   485,021
                                                                        ------------------------------------------------------------
     C. Beginning Balance per Schedule B.2                                  $     6,651         $ 1,092,406         $   485,021
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                                         $        --         $        --         $        --
                                                                        ------------------------------------------------------------
     E.  Balance Available (C.2 plus D)                                     $     6,651         $ 1,092,406         $   485,021

     F.  Less:  Disbursements during Current Period                         $   (69,064)        $        --         $        --
(Attach Separate Listing if Necessary)
                                                                        ------------------------------------------------------------
    F.1  Net position (E minus F)                                           $   (62,413)        $ 1,092,406         $   485,021

    F.2 Other Transactions:
         Plus/(Minus) Transfer (to)/from interbank account (net)            $   159,064         $   (50,000)        $  (108,125)
                                                                        ------------------------------------------------------------
     G.  Ending Balance                                                     $    96,651         $ 1,042,406         $   376,896
                                                                        ------------------------------------------------------------

                                                                        ------------------------------------------------------------
                                                                                 (NEW)                  (NEW)
                                                              H(a)      Attorney Fees Creditor Committee Accountant  Concentration
                                                              H(a)          Bank of America       Bank of America   Bank of America
                                                              H(a)            1233004421            1233004402       1233820507
                                                              H(a)            Concord, CA           Concord, CA      Concord, CA
                                                                        ------------------------------------------------------------
        CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001                           $        --         $        --         $     8,145
    A.1 Plus Total Receipts per all Prior Interim Statements                $        --         $        --         $        --
     B. Less Total Disbursements per all Prior Statements                   $        --         $        --         $        --
    B.1  Plus/(Minus) Transfer (to)/from interbank account (net)
           All prior Statements                                             $   100,000         $    15,000         $    (8,145)
                                                                        ------------------------------------------------------------
     C. Beginning Balance per Schedule B.2                                  $   100,000         $    15,000         $        --
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                                                                                 $        --
                                                                        ------------------------------------------------------------
                                                                            $   100,000         $    15,000         $        --
     E.  Balance Available (C.2 plus D)

     F.  Less:  Disbursements during Current Period
(Attach Separate Listing if Necessary)                                      $       --          $        --         $        --

                                                                        ------------------------------------------------------------
    F.1  Net position (E minus F)                                           $   100,000         $    15,000         $        --

    F.2 Other Transactions:
         Plus/(Minus) Transfer (to)/from interbank account (net)            $   (50,000)        $     5,000         $        --
                                                                        ------------------------------------------------------------
     G.  Ending Balance                                                     $    50,000         $    20,000         $        --
                                                                        ------------------------------------------------------------

        I. Other monies on hand - $10,000.00 in safe at corporate office for disaster/hurricane preparedness.

I, Carolyn Noonan, authorized signatory, declare under penalty of perjury that the information contained in the above Debtor In Possession Interim Statement is True and complete to the best of my knowledge.

                                                         Dated:   February 20, 2002            /s/ Carolyn H. Noonan
                                                                  -----------------            -------------------------------------
                                                                                                DEBTOR IN POSSESSION

                                                                         -----------------------------------------------------------
                                                                                    OFFICE OF THE UNITED STATES TRUSTEE
                                                                        ------------------------------------------------------------
---------------------------------------------
IN RE OUTSOURCE INTERNATIONAL, INC                                                DEBTOR IN POSSESSION INTERIM STATEMENT
      ----------------------------
                                                                                         STATEMENT NO.       7
                                                                                              FROM: 12/31/01            PAGE 2 OF 6
                                                                                                TO: 1/27/02
CHAPTER 11 CASE NO. LA 01-28173-BB
---------------------------------------------
                                                                           --------------------------------------------------------
                                                                                                                        (NEW)

                                                              H(a)             Payroll            Payroll           Core/Operating
                                                              H(a)          Bank of America   Bank of America      Bank of America
                                                              H(a)            1233633997         1233833996          1233136172
                                                              H(a)            Concord, CA        Concord, CA         Concord, CA
                                                                            -------------------------------------------------------
        CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001                           $        --         $    873,395          $       --
    A.1 Plus Total Receipts per all Prior Interim Statements                $     1,356         $      7,468          $       --
     B. Less Total Disbursements per all Prior Statements                   $  (667,675)        $(20,815,591)         $  (11,045)
    B.1  Plus/(Minus) Transfer (to)/from interbank account (net)
           All prior Statements                                             $   681,970         $ 20,237,963          $   15,548
                                                                            -------------------------------------------------------
     C. Beginning Balance per Schedule B.2                                  $    15,651         $    303,235          $    4,504
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                                         $        --         $         --          $       --
                                                                            -------------------------------------------------------
     E.  Balance Available (C.2 plus D)                                     $    15,651         $    303,235          $    4,504

     F.  Less:  Disbursements during Current Period                         $  (113,202)        $ (1,693,395)         $   (5,911)
(Attach Separate Listing if Necessary)
                                                                            -------------------------------------------------------
    F.1  Net position (E minus F)                                           $   (97,551)        $ (1,390,160)         $   (1,407)

    F.2 Other Transactions:
         Plus/(Minus) Transfer (to)/from interbank account (net)            $   108,485         $  1,700,000          $    2,955
                                                                            -------------------------------------------------------
     G.  Ending Balance                                                     $    10,934         $    309,840          $    1,549
                                                                            -------------------------------------------------------

                                                                         ----------------------------------------------------------
                                                              H(a)            LockBox             LockBox             LockBox
                                                              H(a)       Bank of America LA  Bank of America CH   Bank of America
                                                              H(a)          1233334412           8188312934          3751598703
                                                              H(a)          Concord, CA          Concord, CA         Concord, CA
                                                                         ----------------------------------------------------------
        CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001                           $    439,649        $    578,151        $    406,542
    A.1 Plus Total Receipts per all Prior Interim Statements                $ 36,476,420        $ 51,867,125        $ 34,382,233
     B. Less Total Disbursements per all Prior Statements                   $   (446,641)       $   (596,827)       $ (1,722,096)
    B.1  Plus/(Minus) Transfer (to)/from interbank account (net)
           All prior Statements                                             $(36,286,226)       $(51,634,036)       $(33,002,450)
                                                                         ----------------------------------------------------------
     C. Beginning Balance per Schedule B.2                                  $    183,202        $    214,413        $     64,230
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                                         $  4,051,993        $  6,670,428        $  4,260,319
                                                                         ----------------------------------------------------------
     E.  Balance Available (C.2 plus D)                                     $  4,235,196        $  6,884,842        $  4,324,548

     F.  Less:  Disbursements during Current Period
(Attach Separate Listing if Necessary)                                      $         --        $         --        $     (6,990)
                                                                         ----------------------------------------------------------
    F.1  Net position (E minus F)                                           $  4,235,196        $  6,884,842        $  4,317,559

    F.2 Other Transactions:
         Plus/(Minus) Transfer (to)/from interbank account (net)            $ (4,058,116)       $ (6,601,115)       $ (4,205,950)
                                                                         ----------------------------------------------------------
     G.  Ending Balance                                                     $    177,079        $    283,727        $    111,609
                                                                         ----------------------------------------------------------

        I. Other monies on hand - $10,000.00 in safe at corporate office for disaster/hurricane preparedness.


                                                                          ---------------------------------------------------------
                                                                                     OFFICE OF THE UNITED STATES TRUSTEE
                                                                          ---------------------------------------------------------
-------------------------------------------------------------
           IN RE   OUTSOURCE INTERNATIONAL, INC                                     DEBTOR IN POSSESSION INTERIM STATEMENT
                   ----------------------------
                                                                                           STATEMENT NO.        7
                                                                                                 FROM: 12/31/2001       PAGE 3 OF 6
           CHAPTER 11 CASE NO. LA 01-28173-BB                                                      TO: 1/27/2002
--------------------------------------------------------------
                                                                          ---------------------------------------------------------
                                                                 H(a)     Operating Account   Operating Account     Accounts Payable
                                                                 H(a)      Citizens Bank       Citizens Bank         Citizens Bank
                                                                 H(a)       3303116816          3300167983             3399000024
                                                                 H(a)      Manchester, NH      Manchester, NH       Manchester, NH
                                                                          ---------------------------------------------------------
        CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001                          $        100           $ 19,635             $    --
    A.1 Plus Total Receipts per all Prior Interim Statements               $  2,966,471           $     --             $    --
     B. Less Total Disbursements per all Prior Statements                  $(11,403,883)          $ (3,259)            $(1,606)
    B.1  Plus/(Minus) Transfer (to)/from interbank account
          (net) All prior Statements                                       $ 11,390,990           $(16,376)            $ 1,606
                                                                          ---------------------------------------------------------
     C. Beginning Balance per Schedule B.2                                 $  2,953,678           $     --             $    --
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                                        $         --           $     --             $    --
                                                                          ---------------------------------------------------------
     E.  Balance Available (C.2 plus D)                                    $  2,953,678           $     --             $    --

     F.  Less:  Disbursements during Current Period                        $ (1,603,174)          $     --             $    --
(Attach Separate Listing if Necessary)

                                                                          ---------------------------------------------------------
   F.1   Net position (E minus F)                                          $  1,350,504           $     --             $    --

   F.2   Other Transactions:
         Plus/(Minus) Transfer (to)/from interbank account (net)           $  4,623,076           $     --             $    --

                                                                          ---------------------------------------------------------
     G.  Ending Balance                                                    $  5,973,580           $     --             $    --
                                                                          ---------------------------------------------------------




                                                                          ---------------------------------------------------------
                                                                 H(a)      Accounts Payable   Accounts Payable     Concentration
                                                                 H(a)       Citizens Bank      Citizens Bank       First Star Bank
                                                                 H(a)        3303116832          3399000148           823213004
                                                                 H(a)      Manchester, NH      Manchester, NH       Cincinnati, OH
                                                                          ---------------------------------------------------------
        CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001                          $        100         $         --           $  970,445
    A.1 Plus Total Receipts per all Prior Interim Statements               $         --         $         --           $       --
     B. Less Total Disbursements per all Prior Statements                  $   (629,844)        $(10,436,274)          $  (10,605)
    B.1  Plus/(Minus) Transfer (to)/from interbank account
          (net) All prior Statements                                       $    629,744         $ 10,436,274           $ (465,546)
                                                                          ---------------------------------------------------------
     C. Beginning Balance per Schedule B.2                                 $         --         $         --           $  494,295
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                                        $         --         $         --           $       --
                                                                          ---------------------------------------------------------
     E.  Balance Available (C.2 plus D)                                    $         --         $         --           $  494,295

     F.  Less:  Disbursements during Current Period                        $         --         $ (1,333,117)          $       --
(Attach Separate Listing if Necessary)

                                                                          ---------------------------------------------------------
   F.1   Net position (E minus F)                                          $         --         $ (1,333,117)           $ 494,295

   F.2   Other Transactions:
         Plus/(Minus) Transfer (to)/from interbank account (net)           $         --         $  1,333,117            $(483,878)

                                                                          ---------------------------------------------------------
     G.  Ending Balance                                                    $         --         $         --            $  10,417
                                                                          ---------------------------------------------------------

        I. Other monies on hand - $10,000.00 in safe at corporate office for disaster/hurricane preparedness


                                                                          ---------------------------------------------------------
                                                                                     OFFICE OF THE UNITED STATES TRUSTEE
                                                                          ---------------------------------------------------------
-------------------------------------------------------------
           IN RE   OUTSOURCE INTERNATIONAL, INC                                     DEBTOR IN POSSESSION INTERIM STATEMENT
                   ----------------------------
                                                                                           STATEMENT NO.        7
                                                                                                 FROM: 12/31/2001       PAGE 4 OF 6
           CHAPTER 11 CASE NO. LA 01-28173-BB                                                      TO: 1/27/2002
--------------------------------------------------------------
                                                                          ---------------------------------------------------------
                                                                 H(a)         Payroll            Concentration         Payroll
                                                                 H(a)       First Star          First Tennessee     First Tennessee
                                                                              Bank                   Bank                Bank
                                                                 H(a)        823213012              100080412          100196519
                                                                 H(a)     Cincinnati, OH          Memphis, TN         Memphis, TN
                                                                          ---------------------------------------------------------
        CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001                          $          --        $    113,699           $        --
    A.1 Plus Total Receipts per all Prior Interim Statements               $          --        $         --           $        --
     B. Less Total Disbursements per all Prior Statements                  $ (32,383,160)       $     (7,729)          $(3,783,102)
    B.1  Plus/(Minus) Transfer (to)/from interbank account
          (net) All prior Statements                                       $  32,383,160        $    (81,625)          $ 3,783,102 )
                                                                          ---------------------------------------------------------
     C. Beginning Balance per Schedule B.2                                 $          --        $     24,346           $        --
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                                        $          --        $         --           $        --
                                                                          ---------------------------------------------------------
     E.  Balance Available (C.2 plus D)                                    $          --        $     24,346           $        --

     F.  Less:  Disbursements during Current Period                        $  (3,266,878)       $     (1,831)          $  (502,015)
(Attach Separate Listing if Necessary)

                                                                          ---------------------------------------------------------
   F.1   Net position (E minus F)                                          $  (3,266,878)        $    22,515           $  (502,015)

   F.2   Other Transactions:
         Plus/(Minus) Transfer (to)/from interbank account (net)           $   3,266,878         $   (17,515)          $   502,015

                                                                          ---------------------------------------------------------
     G.  Ending Balance                                                    $          --         $     5,000           $        --
                                                                          ---------------------------------------------------------




                                                                          ---------------------------------------------------------
                                                                 H(a)          Payroll           ACH Payroll      Concentration
                                                                 H(a)     First Tennessee      First Tennessee     First Union
                                                                                Bank                Bank          National Bank
                                                                 H(a)         100380734           101829397       2080000373357
                                                                 H(a)       Memphis, TN          Memphis, TN    Deerfield Beach, FL
                                                                          ---------------------------------------------------------
        CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001                          $        894         $         --           $  411,098
    A.1 Plus Total Receipts per all Prior Interim Statements               $         --         $         --           $       --
     B. Less Total Disbursements per all Prior Statements                  $        (16)        $ (6,155,333)          $  (88,466)
    B.1  Plus/(Minus) Transfer (to)/from interbank account
          (net) All prior Statements                                       $       (878)        $  6,173,780           $ (102,595)
                                                                          ---------------------------------------------------------
     C. Beginning Balance per Schedule B.2                                 $         --         $     18,447           $  220,036
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                                        $         --         $         --           $       --

                                                                          ---------------------------------------------------------
     E.  Balance Available (C.2 plus D)                                    $           --       $     18,447           $  220,036

     F.  Less:  Disbursements during Current Period                        $           --       $ (1,073,568)          $   (7,262)
(Attach Separate Listing if Necessary)

                                                                          ---------------------------------------------------------
   F.1   Net position (E minus F)                                          $           --       $ (1,055,121)          $  212,774

   F.2   Other Transactions:
         Plus/(Minus) Transfer (to)/from interbank account (net)           $           --       $  1,079,350           $ (102,303)

                                                                          ---------------------------------------------------------
     G.  Ending Balance                                                    $           --       $     24,229           $  110,471
                                                                          ----------------------------------------------------------

        I. Other monies on hand - $10,000.00 in safe at corporate office for disaster/hurricane preparedness


                                                                          ---------------------------------------------------------
                                                                                     OFFICE OF THE UNITED STATES TRUSTEE
                                                                          ---------------------------------------------------------
-------------------------------------------------------------
           IN RE   OUTSOURCE INTERNATIONAL, INC                                     DEBTOR IN POSSESSION INTERIM STATEMENT
                   ----------------------------
                                                                                           STATEMENT NO.        7
                                                                                                 FROM: 12/31/2001       PAGE 5 OF 6
           CHAPTER 11 CASE NO. LA 01-28173-BB                                                      TO: 1/27/2002
--------------------------------------------------------------
                                                                          ---------------------------------------------------------
                                                                 H(a)           Payroll            Payroll          Concentration
                                                                 H(a)         First Union        First Union       Michigan National
                                                                             National Bank      National Bank            Bank
                                                                 H(a)        2079940007435      207009940011586      5961844940
                                                                 H(a)     Deerfield Beach, FL  Deerfield Beach, FL   Livonia, MI
                                                                          ---------------------------------------------------------
        CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001                          $          --        $         --           $   66,832
    A.1 Plus Total Receipts per all Prior Interim Statements               $          --        $         --           $      764
     B. Less Total Disbursements per all Prior Statements                  $  (9,316,214)       $ (3,604,802)          $   (13,778)
    B.1  Plus/(Minus) Transfer (to)/from interbank account
          (net) All prior Statements                                       $   9,316,214        $  3,604,802           $    10,465
                                                                          ---------------------------------------------------------
     C. Beginning Balance per Schedule B.2                                 $          --        $         --           $    64,283
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                                        $          --        $         --           $        --
                                                                          ---------------------------------------------------------
     E.  Balance Available (C.2 plus D)                                    $          --        $         --           $    64,283

     F.  Less:  Disbursements during Current Period                        $  (1,005,007)       $   (220,296)          $    (2,321)
(Attach Separate Listing if Necessary)

                                                                          ---------------------------------------------------------
   F.1   Net position (E minus F)                                          $  (1,005,007)        $  (220,296)          $    61,962

   F.2   Other Transactions:
         Plus/(Minus) Transfer (to)/from interbank account (net)           $   1,005,007         $   220,296           $   (56,794)

                                                                          ---------------------------------------------------------
     G.  Ending Balance                                                    $          --         $        --           $     5,168
                                                                          ---------------------------------------------------------



                                                                          ---------------------------------------------------------
                                                                 H(a)          Payroll              Payroll          Payroll Taxes
                                                                 H(a)     Michigan National     Michigan National  Michigan National
                                                                                Bank                  Bank               Bank
                                                                 H(a)       2770710164             2770710420          6856302242
                                                                 H(a)       Livonia, MI            Livonia, MI        Livonia, MI
                                                                          ---------------------------------------------------------
        CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001                          $          1         $          1         $    697,525
    A.1 Plus Total Receipts per all Prior Interim Statements               $         --         $         --         $         --
     B. Less Total Disbursements per all Prior Statements                  $ (2,428,899)        $     (2,495)        $(16,153,136)
    B.1  Plus/(Minus) Transfer (to)/from interbank account
          (net) All prior Statements                                       $  2,428,898         $      2,494         $ 15,564,769
                                                                          ---------------------------------------------------------
     C. Beginning Balance per Schedule B.2                                 $         --         $         --         $    109,158
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                                        $         --         $         --         $         --

                                                                          ---------------------------------------------------------
     E.  Balance Available (C.2 plus D)                                    $         --         $         --         $    109,158

     F.  Less:  Disbursements during Current Period                        $   (194,894)        $         --         $  (1,342,091)
(Attach Separate Listing if Necessary)

                                                                          ---------------------------------------------------------
   F.1   Net position (E minus F)                                          $   (194,894)        $         --         $  (1,232,932)

   F.2   Other Transactions:
         Plus/(Minus) Transfer (to)/from interbank account (net)           $    194,894         $         --         $   1,325,158

                                                                          ---------------------------------------------------------
     G.  Ending Balance                                                    $         --         $         --         $      92,226
                                                                          ----------------------------------------------------------

        I. Other monies on hand - $10,000.00 in safe at corporate office for disaster/hurricane preparedness


                                                                          ---------------------------------------------------------
                                                                                     OFFICE OF THE UNITED STATES TRUSTEE
                                                                          ---------------------------------------------------------
-------------------------------------------------------------
           IN RE   OUTSOURCE INTERNATIONAL, INC                                     DEBTOR IN POSSESSION INTERIM STATEMENT
                   ----------------------------
                                                                                           STATEMENT NO.        7
                                                                                                 FROM: 12/31/2001       PAGE 6 OF 6
           CHAPTER 11 CASE NO. LA 01-28173-BB                                                      TO: 1/27/2002
--------------------------------------------------------------
                                                                          ---------------------------------------------------------
                                                                 H(a)        Concentration       Payroll               Payroll
                                                                 H(a)         Norwest Bank     Norwest Bank          Norwest Bank
                                                                 H(a)          5058061791       8012703781           8012703799
                                                                 H(a)      Colorado Springs,  Colorado Springs,    Colorado Springs,
                                                                                   CO               CO                   CO
                                                                          ---------------------------------------------------------
        CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001                          $    154,709         $         --         $         --
    A.1 Plus Total Receipts per all Prior Interim Statements               $         --         $         --         $         --
     B. Less Total Disbursements per all Prior Statements                  $    (23,752)        $   (430,226)        $ (2,045,301)
    B.1  Plus/(Minus) Transfer (to)/from interbank account
          (net) All prior Statements                                       $   (130,957)        $    430,226         $  2,045,301
                                                                          ---------------------------------------------------------
     C. Beginning Balance per Schedule B.2                                 $         (0)        $         --         $         --
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                                        $         --         $         --         $         --
                                                                          ---------------------------------------------------------
     E.  Balance Available (C.2 plus D)                                    $         (0)        $         --         $         --

     F.  Less:  Disbursements during Current Period                        $         --         $         --         $         --
(Attach Separate Listing if Necessary)

                                                                          ---------------------------------------------------------
   F.1   Net position (E minus F)                                          $         (0)        $         --         $         --

   F.2   Other Transactions:
         Plus/(Minus) Transfer (to)/from interbank account (net)           $         --         $         --         $         --

                                                                          ---------------------------------------------------------
     G.  Ending Balance                                                    $         (0)        $        --           $        --
                                                                          ---------------------------------------------------------



                                                                          ---------------------------------------------------------
                                                                               (NEW)                 (NEW)
                                                                 H(a)                                                   Totals
                                                                 H(a)       Concentration             C/D
                                                                 H(a)         Key Bank              Key Bank
                                                                 H(a)       769081017022          440997600257
                                                                          ---------------------------------------------------------
        CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001                          $         --         $         --         $    4,740,920
    A.1 Plus Total Receipts per all prior Interim Statements               $         --         $         --         $  125,701,838
     B. Less Total Disbursements per all Prior Statements                  $       (520)        $   (619,415)        $ (124,169,952)
    B.1  Plus/(Minus) Transfer (to)/from interbank account
          (net) All prior Statements                                       $     12,420         $    619,415         $      107,649
                                                                          ---------------------------------------------------------
     C. Beginning Balance per Schedule B.2                                 $     11,900         $         --         $    6,380,455
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                                        $         --         $         --          $  14,982,740
                                                                                                                      $          --
                                                                          ---------------------------------------------------------
     E.  Balance Available (C.2 plus D)                                    $     11,900         $         --          $  21,363,196

     F.  Less:  Disbursements during Current Period                        $         --         $   (215,884)         $ (12,656,899)
(Attach Separate Listing if Necessary)

                                                                          ---------------------------------------------------------
   F.1   Net position (E minus F)                                          $     11,900         $   (215,884)        $    8,706,297

   F.2   Other Transactions:
         Plus/(Minus) Transfer (to)/from interbank account (net)           $     (7,384)        $    215,884         $           (1)

                                                                          ---------------------------------------------------------
     G.  Ending Balance                                                    $      4,516         $         --         $    8,706,296
                                                                          ----------------------------------------------------------

        I. Other monies on hand - $10,000.00 in safe at corporate office for disaster/hurricane preparedness

====================================================================================================================================
KAREN MARKOWITZ -AC-GL TRUSTEE ALT DOC_0211 Operating Report No Formulas Consol                                               Page 1
====================================================================================================================================

                     OFFICE OF THE UNITED STATES TRUSTEE
                     -----------------------------------

-----------------------------------------------------                          ----------------------------------------------------
IN RE:  OUTSOURCE INTERNATIONAL, INC.                                          DEBTOR IN POSSESSION OPERATING REPORT
        ----------------------------                                           ----------------------------------------------------
                            Debtor
                                                                               CONSOLIDATED                   7
                                                                                                                        PAGE 1 OF 3
Chapter 11 Case No:       LA 01-28173-BB                                       FOR THE PERIOD FROM:  12/31/2001
                          --------------
                                                                                                TO:   1/27/2002
-----------------------------------------------------                          ----------------------------------------------------

CONSOLIDATED

1.  Profit and Loss Statement (Accrual Basis Only)
    A.  Related to Business Operations:
        Gross Sales                                                                  $11,388,916
        Less:  Sales Returns & Discounts                                                 (52,507)
                                                                                     -----------
              Net Sales                                                                             $ 11,336,409
        Less:  Cost of Goods Sold:                                                                     9,098,751
                                                                                                    ------------
           Gross Profit                                                                                               $  2,237,659
           Other Operating Revenues                                                                                             --
        Less: Operating Expenses                                                                                                --
        Officer Compensation                                                              66,864
        Salaries and Wages--Other Employees                                            1,449,643
                                                                                     -----------
           Total Salaries and Wages                                                                    1,516,507
           Employee Benefits and Pensions                                                                107,780

        Payroll Taxes                                                                    138,569
        Real Estate Taxes                                                                  6,658
        Federal and State Income Taxes                                                        --
                                                                                     -----------
           Total Taxes                                                                                   145,227
        Rent and Lease Exp. (Real Property and Personal Property)                        260,238
        Interest Expense (Mortgage, Loan, etc)                                           165,709
        Insurance                                                                         36,440
        Automobile Expense                                                                62,614
        Utilities (Gas, Electric, Water, Telephone, etc.)                                138,113
        Depreciation and Amortization                                                    435,403
        Repairs and Maintenance                                                           15,927
        Advertising                                                                       10,287
        Supplies, Office Expenses, Photocopies, etc.                                      95,324
        Bad Debts                                                                        (32,321)
        MISC OP EXP (T&E,RELO,REP,MEET,RECRUIT,BANK/COLLECT FEES,LIC/TAX)                228,885
                                                                                     -----------
           Total Operating Expenses                                                                    1,416,621
                                                                                                     -----------
                 Net Gain/Loss from Business Operations                                                                   (948,477)
     B. Not Related to Business Operations:
           Income:
              Interest Income                                                              9,625
           OTHER NON-OPERATING REVENUES (VNDG MACH COMMISS, LAWSUIT ADJ, RESTIT)           1,168
              Gross Proceeds on Sale of Assets                                             6,850
              Less: Original Cost of Assets plus Expenses of Sale                        (23,824)
                 Net Gain/Loss on Sale of Assets                                         (16,974)
                                                                                     -----------
              Total Non-Operating Income                                                                  (6,180)
                                    ACCOUNTING & AUDITING FEES                            60,000
                                    LEGAL FEES                                           305,351
                                    OTHER PROF./CONSULT FEES                             259,776
              Other Non-Operating Expenses (Specify)                                          --
                                                                                     -----------
              Total Non-Operating Expenses                                                               625,127
                                                                                                                      ------------
     NET INCOME/LOSS FOR PERIOD                                                                                       $ (1,579,784)
                                                                                                                      ============

                  DEBTOR IN POSSESSION OPERATING REPORT NO: 7       Page 2 of 3

2. Aging of Accounts Payable and Accounts Receivable (Exclude pre-petition accounts payable):

                                                      ------------------------     ----------------------------
CONSOLIDATED:                                               Accounts Payable             Accounts Receivable
-------------                                          -------------------------    ----------------------------
               Current  Under 46 Days                          612,670.36                   13,096,553.55
                                                       -------------------------    ----------------------------
               Overdue  46 - 60 Days                            49,119.53                    1,534,332.58
                                                       -------------------------    ----------------------------
               Overdue  61 - 90 Days                            31,568.74                      453,783.37
                                                       -------------------------    ----------------------------
               Overdue: 91 - 150 Days                           81,480.20                      337,014.67
                                                       -------------------------    ----------------------------
               Overdue: 151 - 179 Days                          10,718.14                      124,212.68
                                                       -------------------------    ----------------------------
               Overdue: >=180 Days                             255,678.86                      397,616.82
                                                       -------------------------    ----------------------------
               TOTAL                                         1,041,235.83                   15,943,513.67
                                                       -------------------------    ----------------------------

3.       Statement of Status of Payments to Secured Creditors and Lessors:

------------------------------------ ------------------ ----------------- ---------------- -----------------------------------
                                          Frequency                                                   Post-Petition
                                       of Payments per        Amount            Next               Payments Not Made*
            Creditor/                  Contract/Lease        of Each           Payment
             Lessor                   (i.e. Mo., Qtr.)       Payment             Due             Number             Amount
------------------------------------ ------------------ ----------------- ---------------- -----------------------------------
SEE ATTACHED RIDER 3
------------------------------------ ------------------ ----------------- ---------------- -----------------------------------

------------------------------------ ------------------ ----------------- ---------------- -----------------------------------

------------------------------------ ------------------ ----------------- ---------------- -----------------------------------

------------------------------------ ------------------ ----------------- ---------------- -----------------------------------

* Explanation for Non-Payment:  See attached Rider 3.
                              -------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

4.       Tax Liability: SEE ATTACHED RIDER 4*
                        Gross Payroll Expense for Period: $9,308,851.50
                        Gross Sales for Period Subject to Sales Tax: $118,285.83

                                                 ------------------------- ------------------------ ------------------------
                                                                                                         Post-Petition
                                                                                                          Taxes Still
                                                       Date Paid             Amount Paid* (NOTE 1)           Owing
                                                 ------------------------- ------------------------ ------------------------
   Federal Payroll and Withholding Taxes         Various                     $1,678,837.76              $320,868.87 (NOTE 2)
                                                 ------------------------- ------------------------ ------------------------
   State Payroll and Withholding Taxes (NOTE 3)  Various                     $531,162.72                $50,996.48 (NOTE 2)
                                                 ------------------------- ------------------------ ------------------------
   State Sales and Use Taxes                     1/17/02                     $8,780.63                  $5,803.64 (NOTE 2)
                                                 ------------------------- ------------------------ ------------------------
   Real Property Taxes                           N/A                         N/A                        N/A
                                                 ------------------------- ------------------------ ------------------------
                                                 *Attach photocopies of depository receipts from taxing authorities or financial institutions to verify that such deposits or payments have been made.
                                                 (NOTE 1) Returns provided regularly to UST, payments generally via ACH. Payment includes amounts due in December from November + amounts due in December from December. (NOTE 2) Payment is due in January. (NOTE 3) Includes local taxes.

                                               ----------------------- ------------------ ------------------- ------------------
5.       Insurance Coverage:                         Carrier/                Amount            Policy               Premium
SEE ATTACHED RIDER 5 AT LA01-28173-BB                 Agent                    of            Expiration          Paid Through
                                                       Name                 Coverage            Date                 Date
                                               ----------------------- ------------------ ------------------- ------------------
Worker's Compensation
                                               ----------------------- ------------------ ------------------- ------------------
Liability
                                               ----------------------- ------------------ ------------------- ------------------
Fire and Extended Coverage
                                               ----------------------- ------------------ ------------------- ------------------
Property
                                               ----------------------- ------------------ ------------------- ------------------
Theft
                                               ----------------------- ------------------ ------------------- ------------------
Life (Beneficiary:_______________)
                                               ----------------------- ------------------ ------------------- ------------------
Vehicle
                                               ----------------------- ------------------ ------------------- ------------------
Other (Specify):
                                               ----------------------- ------------------ ------------------- ------------------

REVISED APRIL 1989                  OPERATING REPORT                      UST-4

                  DEBTOR IN POSSESSION OPERATING REPORT NO: 7       Page 3 of 3


6.       Questions:

         A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders or other principals without the approval of the Office of the United States Trustee?
                         Yes        Explain:
                  -------                   -----------------------------------
                    X    No
                  ------

         B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?
                         Yes        Explain:
                  -------                   -----------------------------------
                    X    No
                  ------


7.       Statement of Unpaid Professional Fees (Post-Petition Amounts Only)
CONSOLIDATED


-------------------------------------------------------- ---------------------------------- ----------------------------------
                                                                    State Type of                     Total Post-
                                                                    Professional                    Petition Amount
              Name of Professional                           (Attorney/Accountant/etc.)                 Unpaid
-------------------------------------------------------- ---------------------------------- ----------------------------------
KTBS                                                       Bankruptcy Counsel                 $ 146,043 (estimate)
-------------------------------------------------------- ---------------------------------- ----------------------------------
Akerman, Senterfitt                                        General Counsel                    $  92,572 (estimate)
-------------------------------------------------------- ---------------------------------- ----------------------------------
DeBellas                                                   Investment Advisor                 $   9,066 (estimate)
-------------------------------------------------------- ---------------------------------- ----------------------------------
Bankruptcy Management Corp                                 Bankruptcy Consultant              $ 130,407 (estimate)
-------------------------------------------------------- ---------------------------------- ----------------------------------


8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business (Attach separate sheet if necessary)
See attached Rider 6 at LA 01-28173BB.

9. Quarterly Fees: (This Fee MUST be paid to the United States Trustee every calendar quarter)


------------------- --------------------- -------------- -------------- --------------- ------------- -------------------
   Quarterly               Total                                                                           Quarterly
     Period            Disbursements         Quarterly        Date           Amount         Check          Fee Still
     Ending             for Quarter             Fee           Paid            Paid           No.            Owing
------------------- --------------------- -------------- -------------- --------------- ------------- -------------------
12/30/01                   $0.00              $250.00        1/17/02        $250.00        222196             $0.00
------------------- --------------------- -------------- -------------- --------------- ------------- -------------------

------------------- --------------------- -------------- -------------- --------------- ------------- -------------------

------------------- --------------------- -------------- -------------- --------------- ------------- -------------------

------------------- --------------------- -------------- -------------- --------------- ------------- -------------------

------------------- --------------------- -------------- -------------- --------------- ------------- -------------------

------------------- --------------------- -------------- -------------- --------------- ------------- -------------------

I, Carolyn H. Noonan, the Estate Representative of Outsource International, Inc., debtor in this chapter 11 case, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.


Dated: February 20, 2002

                                    /s/ Carolyn H. Noonan
                                    -------------------------------------------
                                    Debtor in Possession or Trustee


REVISED APRIL 1989                  OPERATING REPORT                      UST-4

         Rider 3 - Status of Payments to Secured Creditors and Lessors
                         Outsource International, Inc.
                            Case No. LA 01-28173BB
                                 Consolidated


                                              FREQUENCY             AMOUNT OF              NEXT                 POST-PETITION
      CREDITOR/LESSOR                        OF PAYMENTS           EACH PAYMENT          PAYMENT DUE          PAYMENTS NOT MADE**
-----------------------------------------------------------------------------------------------------------------------------------

ABELCO DISCOUNT                                  xxx             (7,228,652.00)                   xxx        0        (7,228,652.00)
ABLECO TERM LOAN A                            quarterly             500,000.00                    xxx        0           500,000.00
ABLECO TERM LOAN B                             balloon            8,549,980.58               08/15/03        0         8,549,980.58
ADVANTA BUSINESS SERVICES CORP                 monthly                  207.76               03/03/02        1               207.76
ADVANTA BUSINESS SERVICES CORP                 monthly                  207.76               03/03/02        1               207.76
ADVANTA BUSINESS SERVICES CORP                 monthly                  207.76               03/03/02        1               207.76
CIT REVOLVER                                    daily            17,496,455.60         Variable Daily        0        17,496,455.60
CITICORP VENDOR FINANCE INC                    monthly                  560.74               03/08/02        1               560.74
CITICORP VENDOR FINANCE INC                    monthly                  308.69               03/08/02        1               308.69
CITICORP VENDOR FINANCE INC                    monthly                  380.04               03/08/02        1               380.04
CITICORP VENDOR FINANCE INC                    monthly                  278.67               03/08/02        1               278.67
CITICORP VENDOR FINANCE INC                    monthly                  560.74               03/08/02        1               560.74
CITICORP VENDOR FINANCE INC                    monthly                  221.00               03/08/02        1               221.00
COMERICA BANK                                  monthly                1,021.66               REJECTED        7             7,151.62
COPYCO INC                                     monthly                  461.42                 Note 1        1               461.42
COPYCO INC                                     monthly                  421.16                 Note 1        1               421.16
DE LAGE LANDEN FINANCIAL SERVICES              monthly                  167.40               03/11/02        1               167.40
DE LAGE LANDEN FINANCIAL SERVICES              monthly                  197.09               03/11/02        1               197.09
DE LAGE LANDEN FINANCIAL SERVICES              monthly                  125.28               03/11/02        1               125.28
FIDELITY LEASING INC. aka CITICAPITAL          monthly                  114.95               REJECTED        1               114.95
FIDELITY LEASING INC. aka CITICAPITAL          monthly                  229.90               REJECTED        1               229.90
FIDELITY LEASING INC. aka CITICAPITAL          monthly                  229.90               REJECTED        1               229.90
FLEET LEASING CORPORATION                      monthly                  498.56               03/08/02        1               498.56
FLEET LEASING CORPORATION                      monthly                  446.84               03/08/02        1               446.84
FLEET LEASING CORPORATION                      monthly                  446.84               03/08/02        1               446.84
FLEET LEASING CORPORATION                      monthly                  446.84               03/08/02        1               446.84
FLEET LONG TERM NOTE                           balloon            5,343,262.23               08/15/04        0         5,343,262.23
GATX CAPITAL (was Sun Financial)               monthly                  503.05               03/01/02        1               503.05
GATX CAPITAL (was Sun Financial)               monthly                1,516.72               03/01/02        1             1,516.72
GATX CAPITAL (was Sun Financial)               monthly                1,516.72               03/01/02        1             1,516.72
GATX CAPITAL (was Sun Financial)               monthly                3,179.66               03/01/02        1             3,179.66
GATX CAPITAL (was Sun Financial)               monthly                  136.37               03/01/02        1               136.37
GATX CAPITAL (was Sun Financial)               monthly                4,861.75               03/01/02        1             4,861.75
GATX CAPITAL (was Sun Financial)               monthly                  697.11               03/01/02        1               697.11
GATX CAPITAL (was Sun Financial)               monthly                   73.64               03/01/02        1                73.64
GATX CAPITAL (was Sun Financial)               monthly                   81.07               03/01/02        1                81.07
GATX CAPITAL (was Sun Financial)               monthly                   74.38               03/01/02        1                74.38
GATX CAPITAL (was Sun Financial)               monthly                   35.27               03/01/02        1                35.27
GATX CAPITAL (was Sun Financial)               monthly                   85.48               03/01/02        1                85.48
GATX CAPITAL (was Sun Financial)               monthly                   85.36               03/01/02        1                85.36
GATX CAPITAL (was Sun Financial)               monthly                   13.75               03/01/02        1                13.75
GATX CAPITAL (was Sun Financial)               monthly                    9.31               03/01/02        1                 9.31
GATX CAPITAL (was Sun Financial)               monthly                   78.98               03/01/02        1                78.98
GATX CAPITAL (was Sun Financial)               monthly                   45.39               03/01/02        1                45.39
GATX CAPITAL (was Sun Financial)               monthly                   85.03               03/01/02        1                85.03

                                                                                                                         REJECTED,
                                                                                                                         ACCEPTED,
                                                                                                                         PROVIDED
      CREDITOR/LESSOR                       COST CENTER  ENTITY     INVOICE DATE           COMMENTS                      PROPERTY
-----------------------------------------------------------------------------------------------------------------------------------

ABELCO DISCOUNT                                  1        xxx               xxx     xxx                                     n/a
ABLECO TERM LOAN A                               1        xxx               xxx     xxx                                     n/a
ABLECO TERM LOAN B                               1        xxx               xxx     xxx                                     n/a
ADVANTA BUSINESS SERVICES CORP                1202        GEE         6/12/2001     Did not pay due to 60 day stay       Prov Prop
ADVANTA BUSINESS SERVICES CORP                1202        GEE        12/15/2002     paid 2/20/02                         Prov Prop
ADVANTA BUSINESS SERVICES CORP                1202        GEE         1/15/2002     paid 2/20/02                         Prov Prop
CIT REVOLVER                                     1        xxx               xxx     xxx                                     n/a
CITICORP VENDOR FINANCE INC                    170        OSIA        6/14/2001     Did not pay due to 60 day stay       Prov Prop
CITICORP VENDOR FINANCE INC                    170        OSIA     7/27 DIP ADJ     Did not pay due to 60 day stay       Prov Prop
CITICORP VENDOR FINANCE INC                    170        OSIA     7/30 DIP ADJ     Did not pay due to 60 day stay       Prov Prop
CITICORP VENDOR FINANCE INC                    170        OSIA         1/3/2002     to pay by next due date              Prov Prop
CITICORP VENDOR FINANCE INC                    170        OSIA         1/7/2002     to pay by next due date              Prov Prop
CITICORP VENDOR FINANCE INC                   1253        GEE         1/14/2002     to pay by next due date              Prov Prop
COMERICA BANK                                    1        xxx     Jun 01-Jan 02     Rejected                             Rejected
COPYCO INC                                     170        OSIA        6/13/2001     Did not pay due to 60 day stay        Note 1
COPYCO INC                                     170        OSIA        6/17/2001     Did not pay due to 60 day stay        Note 1
DE LAGE LANDEN FINANCIAL SERVICES                1        xxx         12/7/2001     to pay by next due date              Accepted
DE LAGE LANDEN FINANCIAL SERVICES             1009        GEW         7/21/2001     to pay by next due date              Accepted
DE LAGE LANDEN FINANCIAL SERVICES             1062        GEW        12/22/2001     to pay by next due date              Accepted
FIDELITY LEASING INC. aka CITICAPITAL         1552        OSIA        6/14/2001     Did not pay due to 60 day stay       Rejected
FIDELITY LEASING INC. aka CITICAPITAL         1552        OSIA       12/14/2002     Rejected                             Rejected
FIDELITY LEASING INC. aka CITICAPITAL         1552        OSIA        1/14/2002     Rejected                             Rejected
FLEET LEASING CORPORATION                     1004        GEW         6/12/2001     Did not pay due to 60 day stay       Prov Prop
FLEET LEASING CORPORATION                     1004        GEW          7/9/2001     Did not pay due to 60 day stay       Prov Prop
FLEET LEASING CORPORATION                     1004        GEW         12/9/2001     to pay by next due date              Prov Prop
FLEET LEASING CORPORATION                     1004        GEW          1/9/2001     to pay by next due date              Prov Prop
FLEET LONG TERM NOTE                             1        xxx               xxx     xxx                                     n/a
GATX CAPITAL (was Sun Financial)               120        OSIA         1/1/2002     to pay by next due date              Accepted
GATX CAPITAL (was Sun Financial)               120        OSIA         1/1/2002     to pay by next due date              Accepted
GATX CAPITAL (was Sun Financial)               120        OSIA        11/1/2001     to pay by next due date              Accepted
GATX CAPITAL (was Sun Financial)               120        OSIA         1/1/2002     to pay by next due date              Accepted
GATX CAPITAL (was Sun Financial)               170        OSIA         1/1/2002     to pay by next due date              Accepted
GATX CAPITAL (was Sun Financial)               170        OSIA         1/1/2002     to pay by next due date              Accepted
GATX CAPITAL (was Sun Financial)               170        OSIA         1/1/2002     to pay by next due date              Accepted
GATX CAPITAL (was Sun Financial)              1005        GEW          1/1/2002     to pay by next due date              Accepted
GATX CAPITAL (was Sun Financial)              1010        GEW          1/1/2002     to pay by next due date              Accepted
GATX CAPITAL (was Sun Financial)              1036        GEW          1/1/2002     to pay by next due date              Accepted
GATX CAPITAL (was Sun Financial)              1087        GEE         11/6/2001     to pay by next due date              Accepted
GATX CAPITAL (was Sun Financial)              1089        OSIA         1/1/2002     to pay by next due date              Accepted
GATX CAPITAL (was Sun Financial)              1090        OSIA         1/1/2002     to pay by next due date              Accepted
GATX CAPITAL (was Sun Financial)              1101        GEW        11/18/2001     to pay by next due date              Accepted
GATX CAPITAL (was Sun Financial)              1155        SY3        10/15/2001     to pay by next due date              Accepted
GATX CAPITAL (was Sun Financial)              1157        SY3          1/1/2002     to pay by next due date              Accepted
GATX CAPITAL (was Sun Financial)              1201        GEE          1/1/2002     to pay by next due date              Accepted
GATX CAPITAL (was Sun Financial)              1201        GEE          1/1/2002     to pay by next due date              Accepted

         Rider 3 - Status of Payments to Secured Creditors and Lessors
                         Outsource International, Inc.
                            Case No. LA 01-28173BB
                                 Consolidated


                                              FREQUENCY             AMOUNT OF              NEXT                 POST-PETITION
      CREDITOR/LESSOR                        OF PAYMENTS           EACH PAYMENT          PAYMENT DUE          PAYMENTS NOT MADE**
-----------------------------------------------------------------------------------------------------------------------------------

GATX CAPITAL (was Sun Financial)               monthly                    6.88               03/01/02        1                 6.88
GATX CAPITAL (was Sun Financial)               monthly                   85.37               03/01/02        1                85.37
GATX CAPITAL (was Sun Financial)               monthly                   22.89               03/01/02        1                22.89
GATX CAPITAL (was Sun Financial)               monthly                    4.06               03/01/02        1                 4.06
GATX CAPITAL (was Sun Financial)               monthly                    4.07               03/01/02        1                 4.07
GATX CAPITAL (was Sun Financial)               monthly                   85.46               03/01/02        1                85.46
GE CAPITAL                                     monthly                  421.16               REJECTED        1               421.16
GE CAPITAL                                     monthly                  423.09               REJECTED        1               423.09
GE CAPITAL                                     monthly                  904.28               REJECTED        1               904.28
GE CAPITAL                                     monthly                  364.80               REJECTED        1               364.80
GE CAPITAL                                     monthly                  423.09               REJECTED        1               423.09
GE CAPITAL                                     monthly                  421.16               REJECTED        1               421.16
GE CAPITAL                                     monthly                  925.42               REJECTED        1               925.42
GE CAPITAL                                     monthly                   52.36               03/01/02        1                52.36
GE CAPITAL                                     monthly                   47.36               03/01/02        1                47.36
GE CAPITAL                                     monthly                   44.36               03/01/02        1                44.36
GE CAPITAL                                     monthly                  304.25               03/01/02        1               304.25
GE CAPITAL                                     monthly                  166.23               03/01/02        1               166.23
GE CAPITAL                                     monthly                  124.65               03/01/02        1               124.65
GE CAPITAL                                     monthly                  166.58               03/01/02        1               166.58
GE CAPITAL                                     monthly                  165.87               03/01/02        1               165.87
GE CAPITAL                                     monthly                  214.42               03/01/02        1               214.42
GE CAPITAL                                     monthly                  233.82               03/01/02        1               233.82
GE CAPITAL                                     monthly                  132.02               03/01/02        1               132.02
GE CAPITAL                                     monthly                  116.47               03/01/02        1               116.47
GE CAPITAL                                     monthly                  116.47               03/01/02        1               116.47
GE CAPITAL                                     monthly                  224.41               03/01/02        1               224.41
GE CAPITAL                                     monthly                  214.42               03/01/02        1               214.42
GE CAPITAL                                     monthly                  233.82               03/01/02        1               233.82
GE CAPITAL                                     monthly                  222.05               03/01/02        1               222.05
GE CAPITAL                                     monthly                  243.40               03/01/02        1               243.40
GE CAPITAL                                     monthly                  214.43               03/01/02        1               214.43
GE CAPITAL                                     monthly                  233.84               03/01/02        1               233.84
GE CAPITAL                                     monthly                  116.72               03/01/02        1               116.72
GE CAPITAL                                     monthly                  152.36               03/01/02        1               152.36
GE CAPITAL                                     monthly                  116.72               03/01/02        1               116.72
GE CAPITAL                                     monthly                  206.17               03/01/02        1               206.17
GE CAPITAL                                     monthly                   29.13               03/01/02        1                29.13
GE CAPITAL                                     monthly                  220.20               03/01/02        1               220.20
GE CAPITAL                                     monthly                  220.20               03/01/02        1               220.20
GE CAPITAL                                     monthly                  242.20               03/01/02        1               242.20
GE CAPITAL                                     monthly                  159.54               03/01/02        1               159.54
GE CAPITAL                                     monthly                  159.54               03/01/02        1               159.54
GE CAPITAL                                     monthly                  160.02               03/01/02        1               160.02
GE CAPITAL                                     monthly                  182.02               03/01/02        1               182.02

                                                                                                                         REJECTED,
                                                                                                                         ACCEPTED,
                                                                                                                         PROVIDED
      CREDITOR/LESSOR                      COST CENTER  ENTITY     INVOICE DATE           COMMENTS                      PROPERTY
-----------------------------------------------------------------------------------------------------------------------------------

GATX CAPITAL (was Sun Financial)            1205        GEE        12/1/2001        to pay by next due date              Accepted
GATX CAPITAL (was Sun Financial)            1252        GEE         1/1/2002        to pay by next due date              Accepted
GATX CAPITAL (was Sun Financial)            1253        GEE        11/6/2001        to pay by next due date              Accepted
GATX CAPITAL (was Sun Financial)            1254        GEE        11/6/2001        to pay by next due date              Accepted
GATX CAPITAL (was Sun Financial)            1254        GEE        11/6/2001        to pay by next due date              Accepted
GATX CAPITAL (was Sun Financial)            1254        GEE         1/1/2002        to pay by next due date              Accepted
GE CAPITAL                                   170        OSIA       1/20/2002        Rejected                             Rejected
GE CAPITAL                                   170        OSIA       1/13/2002        Rejected                             Rejected
GE CAPITAL                                   170        OSIA       1/13/2002        Rejected                             Rejected
GE CAPITAL                                   170        OSIA      12/17/2001        Rejected                             Rejected
GE CAPITAL                                   170        OSIA       7/15/2001        Did not pay due to 60 day stay       Rejected
GE CAPITAL                                   170        OSIA       7/18/2001        Did not pay due to 60 day stay       Rejected
GE CAPITAL                                   170        OSIA        7/8/2001        Did not pay due to 60 day stay       Rejected
GE CAPITAL                                  1001        GEW         1/9/2002        to pay by next due date               Pending
GE CAPITAL                                  1001        GEW        12/9/2001        to pay by next due date               Pending
GE CAPITAL                                  1001        GEW         7/8/2001        Did not pay due to 60 day stay        Pending
GE CAPITAL                                  1006        GEW       12/12/2001        to pay by next due date               Pending
GE CAPITAL                                  1055        GEE        1/20/2002        to pay by next due date              Prov Prop
GE CAPITAL                                  1055        GEE        1/13/2002        to pay by next due date              Prov Prop
GE CAPITAL                                  1055        GEE       12/19/2001        to pay by next due date              Prov Prop
GE CAPITAL                                  1055        GEE        6/20/2001        Did not pay due to 60 day stay       Prov Prop
GE CAPITAL                                  1074        SY3        1/13/2002        to pay by next due date               Pending
GE CAPITAL                                  1074        SY3        7/15/2001        Did not pay due to 60 day stay        pending
GE CAPITAL                                  1101        GEW         7/1/2001        Did not pay due to 60 day stay       Prov Prop
GE CAPITAL                                  1103        GEW        1/13/2002        to pay by next due date              Prov Prop
GE CAPITAL                                  1103        GEW       12/12/2001        to pay by next due date              Prov Prop
GE CAPITAL                                  1152        SY3         7/1/2001        Did not pay due to 60 day stay       Prov Prop
GE CAPITAL                                  1153        SY3        1/13/2002        to pay by next due date               Pending
GE CAPITAL                                  1153        SY3        7/15/2001        Did not pay due to 60 day stay        Pending
GE CAPITAL                                  1154        SY3       12/30/2001        to pay by next due date              Prov Prop
GE CAPITAL                                  1154        SY3        6/24/2001        Did not pay due to 60 day stay       Prov Prop
GE CAPITAL                                  1157        SY3        1/13/2002        to pay by next due date               Pending
GE CAPITAL                                  1157        SY3        7/15/2001        Did not pay due to 60 day stay        Pending
GE CAPITAL                                  1201        GEE         7/1/2001        Did not pay due to 60 day stay       Prov Prop
GE CAPITAL                                  1207        GEE         1/9/2002        to pay by next due date              Prov Prop
GE CAPITAL                                  1207        GEE       12/30/2001        to pay by next due date              Prov Prop
GE CAPITAL                                  1207        GEE         7/8/2001        Did not pay due to 60 day stay       Prov Prop
GE CAPITAL                                  1251        GEE       12/17/2001        to pay by next due date              Prov Prop
GE CAPITAL                                  1252        GEE        1/20/2002        to pay by next due date              Prov Prop
GE CAPITAL                                  1252        GEE       12/23/2001        to pay by next due date              Prov Prop
GE CAPITAL                                  1252        GEE        6/24/2001        Did not pay due to 60 day stay       Prov Prop
GE CAPITAL                                  1281        GEE       12/30/2001        to pay by next due date              Prov Prop
GE CAPITAL                                  1281        GEE        6/27/2001        Did not pay due to 60 day stay       Prov Prop
GE CAPITAL                                  1301        SY3       12/30/2001        to pay by next due date              Prov Prop
GE CAPITAL                                  1301        SY3         7/1/2001        Did not pay due to 60 day stay       Prov Prop

         Rider 3 - Status of Payments to Secured Creditors and Lessors
                         Outsource International, Inc.
                            Case No. LA 01-28173BB
                                 Consolidated


                                              FREQUENCY             AMOUNT OF              NEXT                 POST-PETITION
      CREDITOR/LESSOR                        OF PAYMENTS           EACH PAYMENT          PAYMENT DUE          PAYMENTS NOT MADE**
-----------------------------------------------------------------------------------------------------------------------------------

GE CAPITAL                                     monthly                   97.00               03/01/02        1                97.00
GE CAPITAL                                     monthly                  140.80               03/01/02        1               140.80
GE CAPITAL                                     monthly                  131.47               03/01/02        1               131.47
GE CAPITAL                                     monthly                   49.99               03/01/02        1                49.99
Hewlett Packard                                monthly                6,713.19               03/01/02        1             6,713.19
Hewlett Packard                                monthly                8,487.57               REJECTED        1             8,487.57
Hewlett Packard                                monthly                6,713.19               03/01/02        1             6,713.19
Hewlett Packard                                monthly                8,487.57               REJECTED        1             8,487.57
HEWLETT PACKARD                                monthly               15,200.76               03/01/02        1            15,200.76
HEWLETT PACKARD                                monthly               29,622.82               03/01/02        1            29,622.82
HEWLETT PACKARD                                monthly               15,200.76               03/01/02        1.6           9,627.15
HEWLETT PACKARD                                monthly               29,622.82               03/01/02        1.6          18,761.12
Hewlett Packard                                monthly                1,840.38               03/01/02        1             1,840.38
Hewlett Packard                                monthly                3,968.44               03/01/02        1             3,968.44
Hewlett Packard                                monthly                1,840.38               03/01/02        1             1,840.38
Hewlett Packard                                monthly                1,840.38               03/01/02        1             1,840.38
Hewlett Packard                                monthly                1,840.38               03/01/02        1             1,840.38
HEWLETT-PACKARD                                monthly                3,968.44               03/01/02        1             3,968.44
HEWLETT-PACKARD                                monthly                3,968.44               03/01/02        1.6           2,513.35
IOS CAPITAL formerly Ikon Capital              monthly                  170.30               REJECTED        1               170.30
IOS CAPITAL formerly Ikon Capital              monthly                  211.08               REJECTED        1               211.08
IOS CAPITAL formerly Ikon Capital              monthly                  175.24               REJECTED        1               175.24
IOS CAPITAL formerly Ikon Capital              monthly                  211.08               REJECTED        1               211.08
IOS CAPITAL formerly Ikon Capital              monthly                  175.24               REJECTED        1               175.24
IOS CAPITAL formerly Ikon Capital              monthly                  211.08               REJECTED        1               211.08
IOS CAPITAL formerly Ikon Capital              monthly                  175.24               REJECTED        1               175.24
IOS CAPITAL formerly Ikon Capital              monthly                  211.08               REJECTED        1               211.08
IOS CAPITAL formerly Ikon Capital              monthly                  175.25               REJECTED        1               175.25
KYOCERA MITA AMERICA INC                       monthly                  233.82                 Note 2        1               233.82
KYOCERA MITA AMERICA INC                       monthly                  233.82                 Note 2        1               233.82
KYOCERA MITA AMERICA INC                       monthly                  233.84                 Note 2        1               233.84
LOOKOUT LEASING CO                             monthly                  105.00               REJECTED        0.6              55.78
LOOKOUT LEASING CO                             monthly                  105.00               REJECTED        1               105.00
MARLIN LEASING CORPORATION                     monthly                  238.50               03/10/02        1               238.50
MARLIN LEASING CORPORATION                     monthly                  187.68               03/10/02        0.3              58.65
MARLIN LEASING CORPORATION                     monthly                  492.17               03/10/02        1               492.17
MONROE BANK                                    monthly                  559.91               03/01/02        1               559.91
NTFC CAPITAL CORP                              monthly                  117.16                 Note 1        0.1              15.12
OLD KENT BANK a/k/a HELLER FINANCIAL           monthly                  856.65               02/24/02        1               856.65
PANASONIC COMMUNICATIONS & SYS                 monthly                  102.77               REJECTED        1               102.77
Pitney Bowes                                 mnthly/qtrly               108.04               REJECTED        1               108.04
Pitney Bowes                                 mnthly/qtrly               118.25               REJECTED        1               118.25

                                                                                                                         REJECTED,
                                                                                                                         ACCEPTED,
                                                                                                                         PROVIDED
      CREDITOR/LESSOR                       COST CENTER  ENTITY     INVOICE DATE           COMMENTS                      PROPERTY
-----------------------------------------------------------------------------------------------------------------------------------

GE CAPITAL                                   1308        SY3             1/9/2002   to pay by next due date              Prov Prop
GE CAPITAL                                   1308        SY3             7/8/2001   Did not pay due to 60 day stay       Prov Prop
GE CAPITAL                                      ?        OSIA     7/27/01 DIP ADJ   Did not pay due to 60 day stay        Pending
GE CAPITAL                                      ?        OSIA           7/30/2001   Did not pay due to 60 day stay        Pending
Hewlett Packard                                 1        xxx             1/2/2002   to pay by next due date              Accepted
Hewlett Packard                                 1        xxx             1/2/2002   Rejected                             Rejected
Hewlett Packard                                 1        xxx            12/2/2001   to pay by next due date              Accepted
Hewlett Packard                                 1        xxx            12/2/2001   Rejected                             Rejected
HEWLETT PACKARD                                 1        xxx             7/3/2001   Did not pay due to 60 day stay       Accepted
HEWLETT PACKARD                                 1        xxx             7/3/2001   Did not pay due to 60 day stay       Accepted
HEWLETT PACKARD                                 1        xxx             6/3/2001   Did not pay due to 60 day stay       Accepted
HEWLETT PACKARD                                 1        xxx             6/3/2001   Did not pay due to 60 day stay       Accepted
Hewlett Packard                               127        OSIA           1/11/2002   to pay by next due date              Accepted
Hewlett Packard                               127        OSIA            1/2/2002   to pay by next due date              Accepted
Hewlett Packard                               127        OSIA          12/13/2001   to pay by next due date              Accepted
Hewlett Packard                               127        OSIA           6/13/2001   Did not pay due to 60 day stay       Accepted
Hewlett Packard                               127        OSIA           7/13/2001   Did not pay due to 60 day stay       Accepted
HEWLETT-PACKARD                               127        OSIA           7/27/2001   Did not pay due to 60 day stay       Accepted
HEWLETT-PACKARD                               127        OSIA           7/24/2001   Did not pay due to 60 day stay       Accepted
IOS CAPITAL formerly Ikon Capital            1110        GEW            5/30/2001   Rejected                             Rejected
IOS CAPITAL formerly Ikon Capital            1110        GEW            5/30/2001   Rejected                             Rejected
IOS CAPITAL formerly Ikon Capital            1110        GEW           12/28/2001   Rejected                             Rejected
IOS CAPITAL formerly Ikon Capital            1113        GEW            5/30/2001   Rejected                             Rejected
IOS CAPITAL formerly Ikon Capital            1113        GEW           12/28/2001   Rejected                             Rejected
IOS CAPITAL formerly Ikon Capital            1114        GEW            5/30/2001   Rejected                             Rejected
IOS CAPITAL formerly Ikon Capital            1114        GEW           12/28/2001   Rejected                             Rejected
IOS CAPITAL formerly Ikon Capital            1115        GEW            5/30/2001   Rejected                             Rejected
IOS CAPITAL formerly Ikon Capital            1115        GEW           12/28/2001   Rejected                             Rejected
KYOCERA MITA AMERICA INC                     1074        SY3            6/13/2001   Did not pay due to 60 day stay        Note 2
KYOCERA MITA AMERICA INC                     1153        SY3            6/13/2001   Did not pay due to 60 day stay        Note 2
KYOCERA MITA AMERICA INC                     1157        SY3            6/13/2001   Did not pay due to 60 day stay        Note 2
LOOKOUT LEASING CO                           1260        GEE            6/28/2001   xxx                                  Rejected
LOOKOUT LEASING CO                           1260        GEE            6/28/2001   xxx                                  Rejected
MARLIN LEASING CORPORATION                   1201        GEE            1/21/2002   to pay by next due date              Prov Prop
MARLIN LEASING CORPORATION                   1201        GEE            5/21/2001   Did not pay due to 60 day stay       Prov Prop
MARLIN LEASING CORPORATION                   1201        GEE            6/20/2001   Did not pay due to 60 day stay       Prov Prop
MONROE BANK                                     1        xxx             1/1/2002   to pay by next due date              Accepted
NTFC CAPITAL CORP                            1087        GEE            7/30/2001   Did not pay due to 60 day stay       Accepted
OLD KENT BANK a/k/a HELLER FINANCIAL            1        xxx             01/24/02   to pay by next due date              Accepted
PANASONIC COMMUNICATIONS & SYS               1207        GEE            6/30/2001   Did not pay due to 60 day stay       Rejected
Pitney Bowes                                 1153        SY3             1/3/2002   Rejected                             Rejected
Pitney Bowes                                 1156        SY3             1/3/2002   Rejected                             Rejected
Pitney Bowes                                 1251        GEE             1/3/2002   xxx                                  Rejected
Pitney Bowes                                 1260        GEE             6/3/2001   Did not pay due to 60 day stay       Rejected
Pitney Bowes                                 1295        GEE             1/3/2002   xxx                                  Rejected

         Rider 3 - Status of Payments to Secured Creditors and Lessors
                         Outsource International, Inc.
                            Case No. LA 01-28173BB
                                 Consolidated


                                              FREQUENCY             AMOUNT OF              NEXT                 POST-PETITION
      CREDITOR/LESSOR                        OF PAYMENTS           EACH PAYMENT          PAYMENT DUE          PAYMENTS NOT MADE**
-----------------------------------------------------------------------------------------------------------------------------------

Pitney Bowes                                 mnthly/qtrly                30.19               REJECTED        1                30.19
Pitney Bowes                                 mnthly/qtrly               117.45               REJECTED        1               117.45
Pitney Bowes Credit Corp                     mnthly/qtrly               513.21               03/01/02        1               513.21
Pitney Bowes Credit Corp                     mnthly/qtrly               901.80               03/01/02        1               901.80
Pitney Bowes Credit Corp                     mnthly/qtrly               538.95               03/01/02        1               538.95
Pitney Bowes Credit Corp                     mnthly/qtrly                24.00               REJECTED        1                24.00
Pitney Bowes Credit Corp                     mnthly/qtrly               487.95               REJECTED        1               487.95
Pitney Bowes Credit Corp                     mnthly/qtrly               158.40               REJECTED        1               158.40
Pitney Bowes Credit Corp                     mnthly/qtrly               420.64               REJECTED        1               420.64
Pitney Bowes Credit Corp                     mnthly/qtrly               181.31               REJECTED        1               181.31
Pitney Bowes Credit Corp                     mnthly/qtrly                12.00               REJECTED        1                12.00
Pitney Bowes Credit Corp                     mnthly/qtrly               166.14               REJECTED        1               166.14
Pitney Bowes Credit Corp                     mnthly/qtrly                12.70               REJECTED        1                12.70
Pitney Bowes Credit Corp                     mnthly/qtrly                16.87               REJECTED        1                16.87
SAXON BUSINESS SYSTEMS INC                     monthly                  683.54                 Note 1        1               683.54
TOSHIBA EASY LEASE                             monthly                   32.90                 Note 1        1                32.90
UNITED LEASING ASSOCIATES                      monthly                  155.28               01/01/02        3               368.79
US BANCORP                                     monthly                  167.43               02/28/02        1               167.43
US BANCORP                                     monthly                  188.97               02/28/02        2               377.94

                                                                                                                         REJECTED,
                                                                                                                         ACCEPTED,
                                                                                                                         PROVIDED
      CREDITOR/LESSOR                       COST CENTER  ENTITY     INVOICE DATE           COMMENTS                      PROPERTY
-----------------------------------------------------------------------------------------------------------------------------------

Pitney Bowes                                 1905        GEE             1/3/2002   Rejected                             Rejected
Pitney Bowes                                    ?        OSIA           7/27/2001   Did not pay due to 60 day stay       Rejected
Pitney Bowes Credit Corp                      170        OSIA           1/24/2002   to pay by next due date              Accepted
Pitney Bowes Credit Corp                      170        OSIA          12/24/2001   to pay by next due date              Accepted
Pitney Bowes Credit Corp                      170        OSIA          12/24/2001   to pay by next due date              Accepted
Pitney Bowes Credit Corp                     1125        GEW            12/4/2001   Rejected                             Rejected
Pitney Bowes Credit Corp                     1151        SY3           12/14/2001   Rejected                             Rejected
Pitney Bowes Credit Corp                     1152        SY3            1/24/2002   Rejected                             Rejected
Pitney Bowes Credit Corp                     1152        SY3             1/4/2002   Rejected                             Rejected
Pitney Bowes Credit Corp                     1157        SY3            1/14/2002   Rejected                             Rejected
Pitney Bowes Credit Corp                     1157        SY3           12/14/2001   Rejected                             Rejected
Pitney Bowes Credit Corp                     1220        GEE             1/4/2002   xxx                                  Rejected
Pitney Bowes Credit Corp                     1303        SY3           12/14/2001   xxx                                  Rejected
Pitney Bowes Credit Corp                     1303        SY3             1/4/2002   xxx                                  Rejected
SAXON BUSINESS SYSTEMS INC                    170        OSIA           6/12/2001   xxx                                   Note 1
TOSHIBA EASY LEASE                           1251        GEE            6/17/2001   Did not pay due to 60 day stay        Note 1
UNITED LEASING ASSOCIATES                    1028        GEE             6/1, 7/1   Did not pay due to 60 day stay       Rejected
US BANCORP                                   1156        SY3             1/1/2002   to pay by next due date              Prov Prop
US BANCORP                                   1156        SY3            4/28, 6/2   Did not pay due to 60 day stay       Prov Prop


** These amounts are also included in the Accounts Payable aging in question #2. Fractions represent partial months unpaid.

Note 1: Amounts represent June and/or July invoices and not paid due to 60 day automatic stay. No invoices received nor due after June/July.

Note 2: Kyocera and Panasonic are now being serviced through GE Capital. These are June/July invoices not paid due to 60 day automatic stay.

                                     RIDER 4
                               P/R Tax Department
                        2002 POST-PETITION TAX REPORTING


PAYROLL TAX LIABILITIES FOR PERIOD 01/01/02 THROUGH 01/31/02

-----------------------------------------------------------------------------------------------------------------------------------
                                                           JAN 2002 FEDERAL     JAN 2002       DEC 2001 FEDERAL     TOTAL FEDERAL
                                         TAXABLE GROSS      TAXES DUE (SEE   FEDERAL TAXES     TAXES PD IN JAN      TAXES PAID IN
      PAYROLL ENTITIES                    PAYROLL EXP           NOTE 3.)     PD IN JAN 2002    2002 (SEE NOTE 1.)      JAN 2002
-----------------------------------------------------------------------------------------------------------------------------------
Outsource Int'l of America, Inc.          1,973,485.39         408,753.79        (276,771.46)       (42,366.96)        (319,138.42)
-----------------------------------------------------------------------------------------------------------------------------------
Synadyne III, Inc.                        1,752,853.74         351,508.95        (299,126.91)      (151,380.18)        (450,507.09)
-----------------------------------------------------------------------------------------------------------------------------------
Guardian Employer West LLC                3,850,156.87         430,027.71        (338,776.78)      (151,265.23)        (490,042.01)
-----------------------------------------------------------------------------------------------------------------------------------
Guardian Employer East LLC                1,732,355.50         342,476.39        (297,222.82)      (121,927.42)        (419,150.24)
-----------------------------------------------------------------------------------------------------------------------------------

 TOTALS -- ALL ENTITIES                 $ 9,308,851.50     $ 1,532,766.84     $(1,211,897.97)    $ (466,939.79)    $ (1,678,837.76)
                                        ===========================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   DEC 2001 SWT
                                                                               JAN 2002 STATE      & SUTA PD IN      TOTAL STATE
                                         FEDERAL TAXES       JAN 2002 STATE      TAXES PD IN      JAN 2002 (SEE    TAXES PD IN JAN
      PAYROLL ENTITIES                     STILL OWED           TAXES DUE         JAN 2002           NOTE 4.)      2002, INCL. SUTA
-----------------------------------------------------------------------------------------------------------------------------------
Outsource Int'l of America, Inc.            131,982.33              74.77               0.00        (24,831.56)         (24,831.56)
-----------------------------------------------------------------------------------------------------------------------------------
Synadyne III, Inc.                           52,382.04          30,996.21         (25,365.01)      (214,347.01)        (239,712.02)
-----------------------------------------------------------------------------------------------------------------------------------
Guardian Employer West LLC                   91,250.93          41,941.25         (28,710.54)      (111,920.37)        (140,630.91)
-----------------------------------------------------------------------------------------------------------------------------------
Guardian Employer East LLC                   45,253.57          27,974.74            (715.51)      (103,800.87)        (104,516.38)
-----------------------------------------------------------------------------------------------------------------------------------

 TOTALS -- ALL ENTITIES                 $   320,868.87     $   100,986.97     $   (54,791.06)    $ (454,899.81)    $   (509,690.87)
                                        ===========================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           DEC 2001
                                                                             JAN 2002     LOCAL TAXES
                                              STATE TAXES       JAN 2002      LOCAL        PD IN JAN    TOTAL LOCAL       LOCAL
                                              STILL OWED,      LOCAL TAXES   TAXES PD      2002 (SEE    TAXES PD IN     TAXES STILL
      PAYROLL ENTITIES                        INCL. SUTA           DUE      IN JAN 2002     NOTE 2.)     JAN 2002         OWED
-----------------------------------------------------------------------------------------------------------------------------------
Outsource Int'l of America, Inc.                    74.77           0.00       0.00            0.00           0.00            0.00
-----------------------------------------------------------------------------------------------------------------------------------
Synadyne III, Inc.                               5,631.20           0.00       0.00            0.00           0.00            0.00
-----------------------------------------------------------------------------------------------------------------------------------
Guardian Employer West LLC                      13,230.71         573.50       0.00       (4,937.50)     (4,937.50)         573.50
-----------------------------------------------------------------------------------------------------------------------------------
Guardian Employer East LLC                      27,259.23       5,168.89    (941.82)     (15,592.53)    (16,534.35)       4,227.07
-----------------------------------------------------------------------------------------------------------------------------------

 TOTALS -- ALL ENTITIES                      $  46,195.91     $ 5,742.39   $(941.82)    $(20,530.03)   $(21,471.85)     $ 4,800.57
                                             ======================================================================================

  NOTE 1. Difference between prior period FWT/FUTA accrual and what was actually paid:

EAST LLC  Prior period FWT/FUTA accrual                           $ 119,116.88

          PLUS FWT underaccrued for DEC 2001 and pd.
          upon completion of 4th Qtr 2001 Form 941                    2,810.54

          Prior period FWT/FUTA paid in JAN 2002                  $ 121,927.42
                                                                 =============

 NOTE 2. Difference between prior period local tax still owed and what was actually paid:

EAST LLC  DEC 2001 local taxes still owed 12/31/01                $   6,082.28

          PLUS Quarterly taxes not accrued in error:
          Kansas City, MO CIWT (service payroll)                       814.91

          St. Louis, MO CIWT (service payroll)                       4,523.42
          St. Louis, MO Emp Exp Tax (service payroll)                2,260.08
          Accrual error (added SWT in lieu of local tax)             1,692.55
          Underaccrued for Columbus, OH CIWT                           248.51

          DEC 2001 taxes paid JAN 2002                            $ 15,621.75
                                                                 =============



                                                                                    GUARDIAN         GUARDIAN
                                           OUTSOURCE INT'L OF    SYNADYNE III,    EMPLOYER WEST,   EMPLOYER EAST,      ALL PAYROLL
PAYROLL TAX SUMMARY:                          AMERICA, INC.           INC.             LLC               LLC            ENTITIES
                                           ------------------   --------------    --------------   --------------    --------------
JAN 2002 TAXABLE GROSS PAYROLL EXPENSE        $ 1,973,485.39    $1,752,853.74     $3,850,156.87    $1,732,355.50     $ 9,308,851.50

TOTAL DEC 2001 FED, STATE & LOCAL TAXES
    PAID IN JAN 2002                             (67,198.52)      (365,727.19)      (268,123.10)     (241,320.82)       (942,369.63)


TOTAL JAN 2002 FED, STATE & LOCAL
    TAXES DUE                                 $  408,828.56     $  382,505.16     $  472,542.46    $  375,620.02     $ 1,639,496.20
LESS JAN 2002 TAXES PAID IN JAN 2002            (276,771.46)      (324,491.92)      (367,487.32)     (298,880.15)     (1,267,630.85)

TOTAL JAN 2002 TAXES STILL OWED
    AT END OF PERIOD                          $  132,057.10     $   58,013.24     $  105,055.14    $   76,739.87     $   371,865.35
                                              =============     =============     =============    =============     ==============

NOTE 3
DIFFERENCES BETWEEN FWT PMT LOGS AND
    BACK-UP REPORTS:

FWT LIABILITY AS PER SERVICE AND CORE
    PAYROLL REPORTS                           $  401,822.76     $  351,207.07     $  429,862.37    $  340,542.93     $1,523,435.13
PLUS PARTIAL 02/01/02 CORE PAYROLL
    ACCRUED TO JAN 2002                            6,934.30            392.91            269.88         1,940.46          9,537.55
JAN 2002 SERVICE PAYROLL UNVOIDS
    (ADJUST FOLLOWING PERIOD)                         (3.27)           (91.03)          (104.54)           (7.00)          (205.84)

JAN 2002 FWT LIABILITY AS PER FWT PMT         $  408,753.79     $  351,508.95     $  430,027.71    $  342,476.39     $1,532,766.84
                                              =============     =============     =============    =============     =============

NOTE 4
DIFFERENCES BETWEEN PRIOR PERIOD SWT & SUTA
    ACCRUALS AND WHAT WAS ACTUALLY PAID:      $   24,831.56     $  215,591.09     $  114,080.67    $   98,373.38     $  452,876.70

DEC 2001 SWT UNDERACCRUED IN ERROR
   (SERVICE PAYROLL)                                     --                              281.90         5,541.10          5,823.00
DEC 2001 SWT UNPAID (SERVICE PAYROLL)                    --                --            (10.49)           (0.80)           (11.29)
NOV 2001 SEMI-WEEKLY SWT ACCRUED AND
   PAID DEC 2001 (AZ & CO)                               --                --            198.26               --            198.26
YEAR ENDING 12/31/01 SWT RECONCILIATION
    AMOUNTS                                              --         (1,244.08)        (2,629.97)         (112.81)        (3,986.86)

TOTAL PRIOR PERIOD SWT/SUTA PAID              $   24,831.56     $  214,347.01     $  111,920.37    $  103,800.87     $  454,899.81
                                              =============     =============     =============    =============     =============

Rider 5
OUTSOURCE INTERNATIONAL INC
CONSOLIDATED
INSURANCE SCHEDULE OF COVERAGE
AS OF 1/27/02

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        LIMITS/
                    COVERAGE                                          DEDUCTIBLES                                  TERM
-----------------------------------------------------------------------------------------------------------------------------------
WORKERS' COMPENSATION                                                  Statutory                               1/1/02-1/1/03

EMPLOYERS LIABILITY
Each Accident                                                          1,000,000
Disease - Each Employee                                                1,000,000
Disease - Policy Limit                                                 1,000,000
Deductible                                                               250,000
-----------------------------------------------------------------------------------------------------------------------------------
DEDUCTIBLE PROTECTION POLICY                                                                                    1/1/02-1/1/03


(WC, GL, AL)
-----------------------------------------------------------------------------------------------------------------------------------
ERRORS & OMISSIONS                                                                                           01/01/01 - 01/01/02
Each Accident                                                          1,000,000                            paid $3,474 to extend
Aggregate Limit                                                        2,000,000                                 to 1/31/02
Deductible                                                                50,000

-----------------------------------------------------------------------------------------------------------------------------------
GENERAL LIABILITY                                                                                               1/1/02-1/1/03
Policy Aggregate                                                      25,000,000
Location Aggregate                                                     2,000,000
Products/Completed Ops.                                                2,000,000
Each Occurrence                                                        1,000,000
Personal & Advertising Injury                                          1,000,000
Fire Damage - Any One Fire                                             1,000,000
Medical - Any One Person                                                  10,000
Employee Benefits (Claims Made)                                        1,000,000
Employee Benefits (Aggregate)                                          2,000,000
               Retroactive Date (1/01/99)
Deductible                                                                50,000
-----------------------------------------------------------------------------------------------------------------------------------
AUTO LIABILITY                                                                                                  1/1/02-1/1/03
Bodily Injury & Property Damage                                        1,000,000
Uninsured/Underinsured                                                 1,000,000
Personal Injury Protection                                             Statutory
Medical Payments - each person                                             2,000
Hired & Non-Owned Auto                                                 1,000,000
Deductible                                                               100,000
-----------------------------------------------------------------------------------------------------------------------------------
AUTO PHYSICAL DAMAGE                                                                                            1/1/02-1/1/03

  Deductible-Collision                                                     1,000
  Deductible-Other Than Collision                                          1,000
-----------------------------------------------------------------------------------------------------------------------------------
UMBRELLA LIABILITY                                                                                              1/1/02-1/1/03
Each Occurrence                                                       35,000,000
General Aggregate                                                     35,000,000
Products/Completed Ops.                                               35,000,000
Deductible                                                                10,000
-----------------------------------------------------------------------------------------------------------------------------------
EMPLOYMENT PRACTICES LIABILITY                                                                               01/01/01 - 01/01/02
Each Insured Event                                                     5,000,000                              paid $9,003.15 to
Total Aggregate Policy Paid Limit                                     10,000,000                              extend to 1/15/02
Deductible                                                                50,000
-----------------------------------------------------------------------------------------------------------------------------------
EMPLOYMENT PRACTICES LIABILITY-TAIL COVERAGE                                                              Extended Reporting Period
Each Insured Event                                                     5,000,000                                 4/8/00-4/8/03
Total Aggregate Policy Paid Limit                                     10,000,000
-----------------------------------------------------------------------------------------------------------------------------------
FIDUCIARY LIABILITY                                                    5,000,000                              01/01/01 - 01/01/02
Endorsements:                                                                                                 paid $656 to extend
Fl Amendatory Cancellation - Non Renewal                                                                           to 1/31/02
Multiemployer Extension (Syn Sav & Inv)
Amend Discovery Clause to bilateral election
Amend notification requirement
run-off Endorsement for Synadyne
Deductible                                                                10,000
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 PREMIUM
                    COVERAGE                                           COMPANY                                   PAID TO
---------------------------------------------------------------------------------------------------------------------------
WORKERS' COMPENSATION                                                  Zurich                                    1/31/2002

EMPLOYERS LIABILITY
Each Accident
Disease - Each Employee
Disease - Policy Limit
Deductible
---------------------------------------------------------------------------------------------------------------------------
DEDUCTIBLE PROTECTION POLICY                                           Zurich                                    1/31/2002


(WC, GL, AL)
---------------------------------------------------------------------------------------------------------------------------
ERRORS & OMISSIONS                                            National Union Fire Ins                            1/31/2002
Each Accident
Aggregate Limit
Deductible

---------------------------------------------------------------------------------------------------------------------------
GENERAL LIABILITY                                                      Zurich                                    1/31/2002
Policy Aggregate
Location Aggregate
Products/Completed Ops.
Each Occurrence
Personal & Advertising Injury
Fire Damage - Any One Fire
Medical - Any One Person
Employee Benefits (Claims Made)
Employee Benefits (Aggregate)
               Retroactive Date (1/01/99)
Deductible
---------------------------------------------------------------------------------------------------------------------------
AUTO LIABILITY                                                         Zurich                                    1/31/2002
Bodily Injury & Property Damage
Uninsured/Underinsured
Personal Injury Protection
Medical Payments - each person
Hired & Non-Owned Auto
Deductible
---------------------------------------------------------------------------------------------------------------------------
AUTO PHYSICAL DAMAGE                                                   Zurich                                    1/31/2002

  Deductible-Collision
  Deductible-Other Than Collision
---------------------------------------------------------------------------------------------------------------------------
UMBRELLA LIABILITY                                   National Union Fire Ins Co of Pittsburgh, PA                1/31/2002
Each Occurrence
General Aggregate
Products/Completed Ops.
Deductible
---------------------------------------------------------------------------------------------------------------------------
EMPLOYMENT PRACTICES LIABILITY                                      Lexington Ins                                1/15/2002
Each Insured Event
Total Aggregate Policy Paid Limit
Deductible
---------------------------------------------------------------------------------------------------------------------------
EMPLOYMENT PRACTICES LIABILITY-TAIL COVERAGE                        Lexington Ins                                 4/8/2003
Each Insured Event
Total Aggregate Policy Paid Limit
---------------------------------------------------------------------------------------------------------------------------
FIDUCIARY LIABILITY                                  National Union Fire Ins Co of Pittsburgh, PA                1/31/2002
Endorsements:
Fl Amendatory Cancellation - Non Renewal
Multiemployer Extension (Syn Sav & Inv)
end Discovery Clause to bilateral election
Amend notification requirement
run-off Endorsement for Synadyne
Deductible
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        LIMITS/
                    COVERAGE                                          DEDUCTIBLES                                  TERM
-----------------------------------------------------------------------------------------------------------------------------------
FIDUCIARY LIABILITY-TAIL COVERAGE                                   5,000,000                             Extended Reporting Period

Basic Form with following Endorsements:                                                                          4/8/00-4/8/06
   FL Amendatory Cancellation - Non Ren
   Multiemployer Extension (Syn Sav & Inv)
   Option for Two Year Discovery (150%)
   Notice of Claims to Risk or Counsel
   Defense outside Limits for Addl. Prem.
Deductible                                                             10,000
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PROPERTY                                          Per Schedule on File with carrier                  7/1/01-7/1/2002
-----------------------------------------------------------------------------------------------------------------------------------
DIFFERENCE IN CONDITIONS                                            5,000,000 LOSS LIMIT                      10/18/01 - 10/18/02


-----------------------------------------------------------------------------------------------------------------------------------
CRIME-FIDELITY                                                                                                  7/29/99-7/29/02
Insured's Fidelity Coverage                                         2,000,000
Client's Fidelity Coverage                                          2,000,000
Computer Fraud                                                      2,000,000
Loss Inside premises/Loss Outside premises                          2,000,000
Counterfeit Currency/Depositors Forgery                             2,000,000
  Deductible Per Occurrence                                           100,000
  Aggregate Deductible                                                300,000

-----------------------------------------------------------------------------------------------------------------------------------
 RECTORS & OFFICERS                                                20,000,000                                 10/23/01-10/23/02
 Deductible-SEC & Y2K                                                 150,000
 Deductible-All Other                                                  75,000
-----------------------------------------------------------------------------------------------------------------------------------
LIQUOR LIABILITY PER EACH EVENT                                     1,000,000                                   1/1/02-1/1/03


aggregate                                                           2,000,000
-----------------------------------------------------------------------------------------------------------------------------------
BASIC LIFE AND AD&D                                 Life: 2 x annual salary max $500k w/out                     8/1/01-4/1/02
                                                    good health evidence, max $750k w/
                                                    good health evidence             AD&D: 2 x
                                                    annual earnings max $500k or $750k
                                                    if evidence of insurability for life insurance
                                                    was approved.

-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM DISABILITY                                60% of monthly earnings, max $10k                           8/1/01-4/1/02
                                                    monthly until age 65 or disabled

-----------------------------------------------------------------------------------------------------------------------------------
BUSINESS TRAVEL ACCIDENT INSURANCE                  Directors, Officers, Managers 3 x annual                    8/1/01-4/1/03
                                                    earnings max $1 m; all else 1 x annual
                                                    earnings max $150k.

-----------------------------------------------------------------------------------------------------------------------------------
CIGNA EMPLOYEE MEDICAL COVERAGE (SELF INSURED)      $75,000 per person stop loss                                8/1/01-4/1/02
-----------------------------------------------------------------------------------------------------------------------------------
CIGNA DENTAL INSURANCE (SELF INSURED)               $1,500 per person stop loss                                 8/1/01-4/1/02
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 PREMIUM
                    COVERAGE                                           COMPANY                                   PAID TO
---------------------------------------------------------------------------------------------------------------------------
FIDUCIARY LIABILITY-TAIL COVERAGE                    National Union Fire Ins Co of Pittsburgh, PA                  4/8/2006

Basic Form with following Endorsements:
   FL Amendatory Cancellation - Non Ren
   Multiemployer Extension (Syn Sav & Inv)
   Option for Two Year Discovery (150%)
   Notice of Claims to Risk or Counsel
   Defense outside Limits for Addl. Prem.
Deductible
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PROPERTY                                                   The St. Paul                                  7/1/2002
----------------------------------------------------------------------------------------------------------------------------
DIFFERENCE IN CONDITIONS                                                 Essex                                10/18/02 (paid
                                                                                                              on 11/1/01)

----------------------------------------------------------------------------------------------------------------------------
CRIME-FIDELITY                                                National Union Fire Ins. Co.                       7/29/2002
Insured's Fidelity Coverage
Client's Fidelity Coverage
Computer Fraud
Loss Inside premises/Loss Outside premises
Counterfeit Currency/Depositors Forgery
  Deductible Per Occurrence
  Aggregate Deductible

----------------------------------------------------------------------------------------------------------------------------
 DIRECTORS & OFFICERS                                        National Union Fire Ins. Co.                        1/31/2002
 Deductible-SEC & Y2K
 Deductible-All Other
----------------------------------------------------------------------------------------------------------------------------
LIQUOR LIABILITY PER EACH EVENT                                         Zurich                                   1/31/2002


aggregate
----------------------------------------------------------------------------------------------------------------------------
BASIC LIFE AND AD&D                                                UNUM Life Ins Co                              1/31/2002






----------------------------------------------------------------------------------------------------------------------------
LONG TERM DISABILITY                                               UNUM Life Ins Co                              1/31/2002


----------------------------------------------------------------------------------------------------------------------------
BUSINESS TRAVEL ACCIDENT INSURANCE                                 UNUM Life Ins Co                              4/1/2003



----------------------------------------------------------------------------------------------------------------------------
CIGNA EMPLOYEE MEDICAL COVERAGE (SELF INSURED)                          Cigna                                    1/31/2002
----------------------------------------------------------------------------------------------------------------------------
CIGNA DENTAL INSURANCE (SELF INSURED)                                   Cigna                                    1/31/2002
----------------------------------------------------------------------------------------------------------------------------

                          RIDER 6 - SIGNIFICANT EVENTS
                                  CONSOLIDATED
                          OUTSOURCE INTERNATIONAL, INC.
                             CASE NO. LA 01-28173BB

During the January 2002 reporting period, the following significant events took place:

- On 1/8/02, the Bankruptcy Court issued a Sale Order approving the sale of substantially all of the assets of the Company pursuant to an Asset Purchase Agreement dated 12/18/01 between the Company and Cerberus Outsource SPV LLC. A copy of the agreement was filed as Exhibit 2.1 to the Company's Form 8-K filed with the SEC on 12/27/01. On 1/31/02, the Company completed the sale with an effective date of 1/28/02, 12:01 a.m. The new business will continue to be operated under the Tandem (R) trade name. The new business will be called Tandem Staffing Solutions, Inc.

- A motion was filed on 12/27/01 to revise the schedule of contracts and leases to be assumed, assigned and sold, including amounts to be cured thereunder, pursuant to debtor's motion to sell substantially all of their assets. The hearing was held 1/8/02.

- The General Liability, Umbrella, Auto, Workers Comp, and Liquor Liability insurance policy was renewed with a new policy period 1/1/02-12/31/02. The EPL policy was extended to 1/15/02. Fiduciary and E&O (errors and omissions) policies were extended to 1/31/02 (also reported on the December Significant Events narrative).

- 13 employees were terminated on 1/4/02 as part of a reduction in force in order to reduce costs (also reported on the December Significant Events narrative).